UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2020

YETI Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38713	45-5297111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7601 Southwest Parkway
Austin, Texas 78735
(Address of principal executive offices, including zip code)
(Registrant's telephone number, including area code): (512) 394-9384
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	YETI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On May 7, 2020, YETI Holdings, Inc. (the “Company”) issued a press release announcing its 2020 fiscal first quarter financial results and withdrawal of its full year 2020 outlook provided on February 13, 2020. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2020, in response to the COVID-19 pandemic and current market conditions, the Company announced revisions to compensation effective May 20, 2020, which include a temporary 50% reduction in base salary for Matthew J. Reintjes, the Company’s President and Chief Executive Officer, and a temporary 25% reduction in base salary for the other current named executive officers (as named in the Company’s 2020 Proxy Statement filed on April 9, 2020). The Company’s Board of Directors has also voluntarily elected to temporarily waive payment of all of the directors’ annual cash retainer fees. The base salary and annual cash retainer reductions are expected to be temporary and restored in whole or in part as the Company’s business recovers from the COVID-19 pandemic

Item 7.01 Regulation FD Disclosure

On May 7, 2020, the Company issued a press release announcing that its annual meeting of stockholders for 2020 (the “Annual Meeting”) will be held in a virtual format only, via live audio webcast due to public health concerns regarding the COVID-19 outbreak and to support the health and well-being of meeting participants. The Annual Meeting will still be held at 11:30 a.m. Central Daylight Time on Wednesday, May 20, 2020, but in virtual meeting format only. The Annual Meeting will be held at www.virtualshareholdermeeting.com/YETI2020. The full text of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information in this report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.	Description
99.1	Press release issued by YETI Holdings, Inc., dated May 7, 2020.
99.2	Press release issued by YETI Holdings, Inc., dated May 7, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YETI Holdings, Inc.

Date: May 7, 2020	By:	/s/ Paul C. Carbone
Paul C. Carbone
Senior Vice President and Chief Financial Officer

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